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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                  July 13, 2005
                Date of Report (Date of earliest event reported)

                              E.DIGITAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-20734
                            (Commission File Number)

                                   33-0591385
                        (IRS Employer Identification No.)

                         13114 Evening Creek Drive South
                           San Diego, California 92128
                    (Address of principal executive offices)

                                 (858) 679-1504
              (Registrant's telephone number, including area code)

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ITEM 7.01. Regulation FD Disclosure.

      As referenced  by the press release dated July 13, 2005 filed  herewith as
Exhibit 99.1, e.Digital Corporation has reported recent product shipments, as well as commented on APS/Wencor's pending acquisition of IMS.

      The Exhibit referenced above is hereby furnished pursuant to Item 7.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        e.DIGITAL CORPORATION

                                        By: /s/ Atul Anandpura
Date: July 13, 2005                     ----------------------------
                                        Atul Anandpura, Chief Executive Officer
                                        (Principal Executive Officer and duly
                                        authorized to sign on behalf
                                        of the Registrant)


                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release dated July 13, 2005 relating to recent product shipments and APS/Wencor's pending acquisition of IMS